Exhibit 31.3

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Leonard Mazur, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Citius Pharmaceuticals, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: January 28, 2026	By:	/s/ Leonard Mazur
Leonard Mazur
Chief Executive Officer and Chairman
(Principal Executive Officer)